Exhibit 99.9

BOARD OF GOVERNORS OF THE

FEDERAL RESERVE SYSTEM

WASHINGTON, DC 20551

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 25, 2025

CADENCE BANK

(Exact Name of Registrant as Specified in Charter)

Mississippi	11813	64-0117230
(State or Other Jurisdiction of	(FDIC Certificate No.)	(IRS Employer Identification
Incorporation)		No.)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class	Trading Symbol(s)	registered
Common Stock, $2.50 par value per share	CADE	New York Stock Exchange

Series A Preferred Stock, $0.01 par value per share	CADE-PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 25, 2025, the Board of Directors of Cadence Bank (“Cadence”) authorized a new share repurchase program (the “Repurchase Program”), pursuant to which Cadence may repurchase up to an aggregate of 10,000,000 shares of Cadence common stock, par value $2.50 per share. The Repurchase Program is subject to and will be effective upon approval from the Federal Reserve, and will expire on December 31, 2025. The Repurchase Program will be conducted pursuant to a written plan and is intended to comply with federal securities laws.

A copy of the press release announcing the new Repurchase Program is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release of Cadence Bank, dated April 25, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE BANK

	By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Senior Executive Vice President and Chief Administrative Officer

Date: April 25, 2025

Exhibit 99.1

News Release	For Immediate Release

Media Contact:
Danielle Kernell
(713) 871-4051 direct
danielle.kernell@cadencebank.com

Investor Relations:
Will Fisackerly
Director of Corporate Finance
(662) 680-2475
IR@cadencebank.com

Cadence Bank Announces 2025 Share Repurchase Program

HOUSTON and TUPELO, Miss. – April 25, 2025 – Cadence Bank’s (NYSE: CADE) (Cadence) Board of Directors authorized a new share repurchase program (the “Repurchase Program”) allowing the company to purchase up to an aggregate of 10 million shares of Cadence’s common stock. The Repurchase Program is subject to and will be effective upon approval from the Federal Reserve and will expire on December 31, 2025.

Under the Repurchase Program, Cadence’s shares may be purchased periodically in open market transactions at prevailing market prices, in privately negotiated transactions, or by other means in accordance with federal securities laws. The Repurchase Program may be extended, modified, amended, suspended or discontinued at any time at the discretion of Cadence’s Board of Directors and does not commit Cadence to repurchase shares of its common stock. With respect to repurchases made pursuant to the Repurchase Program, the actual means of purchase, the timing of purchases, the target number of shares per purchase and the maximum price or range of prices per purchase will be determined by management in its discretion, and will depend upon a number of factors, including Cadence’s capital position, liquidity, financial performance and alternate uses of capital, the market price of Cadence’s common stock, general market and economic conditions, and applicable legal and regulatory requirements.

To learn more, visit CadenceBank.com.

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About Cadence Bank

Cadence Bank (NYSE: CADE) is a $50 billion regional financial services company committed to helping people, companies and communities prosper. With more than 350 locations spanning the South and Texas, Cadence offers comprehensive banking, investment, trust and mortgage products and services to meet the needs of individuals, businesses and corporations. Accolades include being recognized as one of the nation’s best employers by Forbes and U.S. News & World Report and a as 2025 America’s Best Banks by Forbes. Cadence maintains corporate offices in Houston, Texas and Tupelo, Mississippi, and has dutifully served customers for nearly 150 years. Learn more at www.cadencebank.com. Cadence Bank, Member FDIC. Equal Housing Lender.

Forward-Looking Statements

Certain statements made in this news release are not statements of historical fact and constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995 and the “bespeaks caution” doctrine. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “expect,” “foresee,” “goal,” “indicate,” “may,” “might,” “outlook,” “plan,” “project,” “prospect,” “potential,” “roadmap,” “should,” “target,” “will,” “would,” or the negative version of those words, or other comparable words of a future or forward-looking nature. These forward-looking statements include, without limitation, statements related to the terms, timing, logistics and conditions of Cadence’s share repurchase programs, Cadence’s utilization of the share repurchase programs, and Cadence’s compliance with applicable law including, but not limited to, federal securities laws, in connection with the administration of the share repurchase programs.

These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections about Cadence's industry, management's beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain, involve risk, and are beyond Cadence's control. The inclusion of these forward-looking statements should not be regarded as a representation by Cadence or any other person that such expectations, estimates, or projections will be achieved. Accordingly, Cadence cautions that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and that are beyond Cadence's control. Although Cadence believes these forward-looking statements are reasonable as of the date of this news release, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Undue reliance should not be placed on any such forward-looking statements.

Any forward-looking statement speaks only as of the date of this news release, and Cadence does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. New risks and uncertainties may emerge from time to time, and it is not possible for Cadence to predict their occurrence or how they will affect Cadence. The foregoing should be read in conjunction with those risk factors that are set forth from time to time in Cadence’s periodic and current reports filed with its primary federal regulator, including those factors included in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2024 under the heading “Item 1A. Risk Factors,” in Cadence’s Quarterly Reports on Form 10-Q under the heading “Part II-Item 1A. Risk Factors,” in Cadence’s Current Reports on Form 8-K.